UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 14, 2021

890 5th Avenue Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39877	85-3022075
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14 Elm Place, Suite 206 Rye, New York	10580
(Address of principal executive offices)	(Zip Code)

(575) 914-6575
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	ENFAU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	ENFA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ENFAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On January 14, 2021, 890 5th Avenue Partners, Inc., a Delaware corporation (the “Company”), completed its initial public offering (the “IPO”) of 28,750,000 units (“Units”), including the issuance of 3,750,000 Units as a result of the underwriters' full exercise of their over-allotment option. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant (“Warrant”), each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock at an exercise price of $11.50 per share, subject to adjustment, pursuant to the Company’s registration statement on Form S-1 (File No. 333-251650). The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $287,500,000.

As previously reported on a Current Report on Form 8-K of the Company filed on January 15, 2021, simultaneously with the consummation of the IPO, the Company completed a private placement of an aggregate of 777,500 units (the “Private Placement Units”) at a price of $10.00 per Private Placement Unit, generating total gross proceeds of $7,775,000 (the “Private Placement”).

A total of $287,500,000 of the net proceeds from the IPO and the Private Placement was deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of January 14, 2021, reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement, has been issued by the Company and is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Audited balance sheet.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

890 5th Avenue Partners, Inc.

	By:	/s/ Adam Rothstein
	Name:	Adam Rothstein
	Title:	Executive Chairman

Date: January 21, 2021

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